Oppenheimer
Money Market Fund, Inc.



Prospectus dated November 22, 1999




Oppenheimer Money Market Fund, Inc. is a money market mutual fund. Its goal is to seek the maximum current income that is consistent with stability of principal. The Fund invests in short-term, high-quality "money market" instruments. This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.









CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed


                  ABOUT YOUR ACCOUNT

                  How to Buy Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Web Site
                  Retirement Plans

                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's objective is to seek the maximum current income that is consistent with stability of principal.


WHAT DOES THE FUND INVEST IN? The Fund is a money market fund. It invests in a variety of high-quality money market instruments to seek income. Money market instruments are short-term debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.



         To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by the Fund's investment manager to be of comparable quality to rated securities.



WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors who want to earn income at current money market rates while preserving the value of their investment, because the Fund tries to keep its share price stable at $1.00. Income on short-term securities tends to be lower than income on longer term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed income funds. The Fund also offers easy access to your money through checkwriting and wire redemption privileges. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.


Main Risks of Investing in the Fund


All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that the value of your investment could be eroded over time by the effects of inflation and that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.


         There are risks that any of the Fund's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share price) to fall. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

         An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance


The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the last ten calendar years and its average annual total returns for the 1-, 5- and 10-year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Fund's past investment performance does not predict how the Fund will perform in the future.


Annual Total Returns (% as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]



For the period from 1/1/99 through 9/30/99, the cumulative total return (not annualized) was 3.38%. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 2.30% (2nd Q'89) and the lowest return for a calendar quarter was 0.64% (1st Q'93).



Average Annual Total
Returns for the periods
ended December 31, 1998                1 Year        5 Years           10 Years

   Oppenheimer Money                     4.91%        4.76%             5.26%
   Market Fund, Inc.


The returns measure the performance of a hypothetical account and assume that all distributions have been reinvested in additional shares. The total returns are not the Fund's current yield. The Fund's yield more closely reflects the Fund's current earnings. To obtain the Fund's current 7-day yield information, please call the Transfer Agent toll-free at 1-800-525-7048.

Fees and Expenses of the Fund


The Fund pays a variety of expenses directly for investment management, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based upon the Fund's expenses during its fiscal year ended July 31, 1999.


Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Fund shares by exchanging Class A shares of other Oppenheimer funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").






Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)


    Management Fees                                             0.43%

    Distribution (12b-1) Fees                                    None

    Other Expenses                                              0.35%

    Total Annual Operating Expenses                             0.78%


"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:


    1 Year                  3 Years           5 Years          10 Years
    $ 80                     $ 249             $ 433            $966



About the Fund's Investments


The Fund's Principal Investment Policies. The Fund invests in short-term money market securities meeting quality standards established by its Board of Directors as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.



         The Manager tries to reduce risks by diversifying investments and by carefully researching investments before they are purchased. The rate of the Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Fund will achieve its investment objective.



What Does the Fund Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Fund's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Fund's Board, described briefly below. The following is a brief description of the types of money market securities the Fund may invest in.


         o U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Other U.S. government securities, such as pass-through certificates issued by the Government National Mortgage Association (Ginnie Mae), are also supported by the full faith and credit of the U.S. government. Some government securities agencies or instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal National Mortgage Corporation (Fannie Mae). Others may be supported only by the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation (Freddie Mac).


         o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank.

         o Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Fund may buy commercial paper only if it matures in nine months or less from the date of purchase.


         o Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper, that at the time of purchase by the Fund meets the Fund's quality standards, described below.

         o Other Money Market Obligations. The Fund may invest in money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank. The bank must meet credit criteria set by the Fund's Board of Directors.


         Additionally, the Fund may buy other money market instruments that its Board of Directors approves from time to time. They must be U.S. dollar-denominated short-term investments that the Board must determine to have minimal credit risks.


         Currently, the Board has approved the purchase of dollar-denominated obligations of foreign banks payable in the U.S. or in London, England, floating or variable rate demand notes, asset-backed securities, and bank loan participation agreements. Their purchase may be subject to restrictions adopted by the Board from time to time. That limitation does not apply to securities issued by foreign branches of U.S. banks.


What Credit Quality and Maturity Standards Apply to the Fund's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Fund may buy only those investments that meet standards set by the Board of Directors and in the Investment Company Act for money market funds. The Fund's Board has adopted evaluation procedures for the Fund's portfolio, and the Manager has the responsibility to implement those procedures when selecting investments for the Fund.



         In general, the Fund buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:


     o rated in one of the two highest short-term rating categories of two national rating organizations, or

     o rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or

     o unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

         The procedures also limit the amount of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Fund's investment risks. A security's maturity must not exceed 397 days. Finally, the Fund must maintain an average portfolio maturity of not more than 90 days, to reduce interest rate risks.


Can the Fund's Investment Objective and Policies Change? The Board of Directors of the Fund may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Some investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.


Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve certain risks, although some of them are designed to help reduce overall investment or market risks. The Statement of Additional Information contains more information about some of these practices.

Floating Rate/Variable Rate Notes. The Fund can purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of a note is greater than 397 days, it may be purchased only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks. The Fund can invest in U.S. dollar-denominated securities of foreign banks that are payable in the U.S. or in London, England. It can also buy dollar-denominated securities of foreign branches of U.S. banks. These securities have investment risks different from obligations of domestic branches of U.S. banks. Risks that may affect the bank's ability to pay its debt include:

o political and economic developments in the country in which the bank or branch is located,

o imposition of withholding  taxes on interest income payable on the securities,

o seizure  or  nationalization  of  foreign  deposits,  o the  establishment  of
exchange  control   regulations  and

o the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities.

         Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and that are designed to protect depositors and investors apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks.

Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements. They provide the Fund an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan. In evaluating the risk of these investments, the Fund looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.

Asset-Backed Securities. The Fund can invest in asset-backed investments. These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Fund.

         These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of 7 days or less.


Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Fund or additional costs.




How the Fund is Managed


The Manager. The Fund's investment adviser is the Manager. The Manager chooses each Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


         The Manager has operated as an investment advisor since 1960. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $110 billion as of September 30, 1999, and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers. Carol E. Wolf and Arthur J. Zimmer are the portfolio managers of the Fund. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf has had this responsibility since November 1988, and Mr. Zimmer since July 15, 1998. Ms. Wolf is a Vice President and Mr. Zimmer a Senior Vice President of the Manager, and each is an officer and portfolio manager of other Oppenheimer funds.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of net assets in excess of $1.5 billion. The Fund's management fee for the fiscal year ended July 31, 1999 was 0.43% of the Fund's average annual net assets.


YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on the handling of securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties. Issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

         The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.


About Your Account

How to Buy Shares


How Do You Buy Shares? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.


         The Fund intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue dividends after the Distributor accepts your purchase order, starting on the business day after the Fund receives Federal Funds from your purchase payment.


Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the
Distributor. Your dealer will place your order with the Distributor on your behalf.


o Guaranteed Payment Procedures. Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares on a regular business day and to guarantee that the Fund's custodian bank will receive Federal Funds to pay for the shares by 2:00 P.M. on the next regular business day. The shares will start to accrue dividends starting on the day the Federal Funds are received by 2:00 P.M.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. Your check should be in U.S. dollars and drawn on a U.S. bank so that dividends will begin to accrue on the next regular business day after the Distributor accepts your purchase order.

         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before your make a purchase to be sure that the Fund is appropriate for you.

         o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

         o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) System. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details. Dividends begin to accrue on shares purchased this way on the business day after the Fund receives the ACH payment from your bank.

         o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 through AccountLink.

         o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

         o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Fund will maintain a stable net asset value of $1.00 per share.

         The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.


         o Net Asset Value. The Fund calculates the net asset value of shares of the Fund each day, at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York Time."


         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. Under a policy adopted by the Fund's Board of Directors, the Fund uses the amortized cost method to value its securities to determine net asset value.

         o The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed the order will receive the next offering price that is determined after your order is received.

         o Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

What Class of Shares Does the Fund Offer? The Fund offers investors one class of shares. Those shares are considered to be Class A shares for the purposes of exchanging them or reinvesting dividends among other Oppenheimer funds that offer more than one class of shares.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

             o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
             o have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

     You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can You Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Fund shares that were purchased by reinvesting dividends from the Fund or another Oppenheimer fund account (except Oppenheimer Cash Reserves) or by exchanging shares from another Oppenheimer fund account on which you paid a sales charge, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of other Oppenheimer funds without paying a sales charge. You must be sure to ask the Distributor for this privilege when you send your payment.

Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:

     o Individual Retirement Accounts (IRAs.) These include regular IRAs, Roth IRAs, rollover and Education IRAs.

     o SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.

     o 403(b)(7) Custodial Plans. These are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

     o 401(k) Plans. These are special retirement plans for businesses.

     o Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

         You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

         o    You wish to redeem $100,000 or more and receive a check

         o The redemption check is not payable to all shareholders listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being transferred to a Fund account with a different owner or name

     o Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

     o a U.S. bank, trust company,  credit union or savings association,  or

     o a foreign bank that has a U.S. correspondent bank, or

     o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

     o a U.S. national securities exchange, a registered securities association or a clearing agency.

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-852-8457.

How Do You Sell Shares by Mail? Write a letter to the Transfer Agent that includes:

o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed

o Any special payment instructions o Any share certificates for the shares you are selling

o The signatures of all registered owners exactly as listed in the account statement, and

o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters Testamentary of an Executor).

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270


Send courier or express mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231


How Do You Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular business day, the Transfer Agent must receive your call by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.



o To redeem shares through a service representative, call 1-800-852-8457

o To redeem shares  automatically on PhoneLink,  call 1-800-533-3310

o The check for proceeds of telephone redemptions will be payable to the shareholder(s) of record and will be sent to the address of record for the account.


         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the other account.

         o Checks can be written to the order of whomever you wish but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
         o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
         o    Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number, until you receive new checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

Will I Pay a Sales Charge When I Sell My Shares? The Fund does not charge a fee when you redeem shares of this Fund that you bought directly or by reinvesting dividends or distributions from this Fund or another Oppenheimer fund. Generally, you will not pay a fee when you redeem shares of this Fund you bought by exchange of shares of another Oppenheimer fund. However, o if you bought shares of this Fund by exchanging Class A shares of another Oppenheimer fund that you bought subject to the Class A contingent deferred sales charge, and o those shares are still subject to the Class A contingent deferred sales charge when you exchange them into this Fund, then o you will pay the contingent deferred sales charge if you redeem those shares from this Fund within 18 months of the purchase date of the shares of the Fund you exchanged.

How to Exchange Shares

Shares of the Fund may be exchanged for Class A shares of certain Oppenheimer funds. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence. o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.

         o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.


  o Before exchanging into a fund, you must obtain and read its prospectus.

         Shares of a particular class of an Oppenheimer fund may be exchanged only for shares of the same class in other Oppenheimer funds. For example, you can exchange shares of this Fund only for Class A shares of another fund, and you can exchange only Class A shares of another Oppenheimer fund for shares of this Fund.


         You may pay a sales charge when you exchange shares of this Fund. Because shares of this Fund are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of this Fund for shares of other Oppenheimer funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of this Fund purchased by reinvesting dividends or distributions from this Fund or other Oppenheimer funds (except Oppenheimer Cash Reserves), or when you exchange shares of this Fund purchased by exchange of shares of an eligible fund on which you paid a sales charge.


         For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Since shares of this Fund normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.


         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.


How Do You Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Complete an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:

     o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of the multiple exchange requests form a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

     o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.

     o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies


More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.


The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, by AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink or Federal Funds wire for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

"Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information

Dividends. The Fund intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Directors. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

Capital Gains. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Fund does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.


What Are Your Choices for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:


         o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.


         o Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.


         o Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

         o Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders, and may be taxable at different rates depending on how long the Fund holds the asset. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Any long-term capital gains distributions will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Remember There May be Taxes on Transactions. Because the Fund seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past fiscal 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                        Year|             Year|
                                                                       Ended|            Ended|
                                                                    July 31,|         Dec. 31,|
                                         1999      1998     1997     1996(1)|    1995     1994|
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period      $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------- --------------------------
Income from investment operations:
Net investment income and
net realized gain                           .05       .05      .05       .03       .05      .04
Dividends and distributions
to shareholders                            (.05)     (.05)    (.05)     (.03)     (.05)    (.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period            $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
                                         ======    ======   ======    ======     =====    =====

===============================================================================================
Total Return(2)                            4.61%     5.03%    4.83%     2.80%     5.40%    3.76%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)  $1,496    $1,195   $1,014    $1,102     $ 818    $ 929
-----------------------------------------------------------------------------------------------
Average net assets (in millions)         $1,371    $1,114   $1,011    $  901     $ 855    $ 804
-----------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                      4.51%     4.89%    4.73%     4.68%     5.19%    3.79%
Expenses                                   0.78%     0.87%(4) 0.87%(4)  0.84%(4)  0.90%(4) 0.82%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.




                  Oppenheimer Money Market Fund, Inc.

For More Information About Oppenheimer Money Market Fund, Inc.

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
SEC File No. 811-2454                             (logo)
PR0200.001.1199  Printed on recycled paper
                       OppenheimerFunds Distributor, Inc.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER  MONEY MARKET FUND, INC.


     Graphic material included in the Prospectus of Oppenheimer Money Market Fund, Inc.: "Annual Total Returns (% as of 12/31 each year)."

         A bar chart will be included in the Prospectus of Oppenheimer Money Market Fund, Inc. (the "Fund") depicting the annual total returns of a hypothetical investment in shares of the Fund for each of the ten most recent calendar years. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                       Oppenheimer
Year                     Money Market Fund, Inc.
Ended                        Shares

12/31/89                        8.88%
12/31/90                        7.99%
12/31/91                        5.87%
12/31/92                        3.47%
12/31/93                        2.71%
12/31/94                        3.76%
12/31/95                        5.40%
12/31/96                        4.78%
12/31/97                        4.94%
12/31/98                        4.91%

Oppenheimer Money Market Fund, Inc.


6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated November 22, 1999


         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 22, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.


Contents
                                                                        Page
About the Fund
Additional Information about the Fund's Investment Policies and Risks.....2
     The Fund's Investment Policies.......................................2
     Other Investment Strategies..........................................6
     Investment Restrictions..............................................8
How the Fund is Managed...................................................10
     Organization and History.............................................10
     Directors and Officers of the Fund...................................10
     The Manager..........................................................16
Performance of the Fund...................................................18

About Your Account
How To Buy Shares.........................................................21
How To Sell Shares........................................................23
How To Exchange Shares....................................................27
Dividends and Taxes.......................................................30
Additional Information About the Fund.....................................31

Financial Information About the Fund
Independent Auditors' Report..............................................32
Financial Statements......................................................33

Appendix A: Securities Ratings...........................................A-1
Appendix B: Industry Classifications.....................................B-1

A B O U T   T H E   F U N D


Additional Information About the Fund's Investment Policies and Risks


The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc. will select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund's objective is to seek the maximum current income that is consistent with stability of principal. The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.



         The Fund may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Fund may also do so to generate cash to satisfy redemptions of Fund shares. In such cases, the Fund may realize a capital gain or loss on the security.

         Ratings   of   Securities   --   Portfolio   Quality,    Maturity   and
Diversification. Under Rule 2a-7 of the Investment Company Act, the Fund uses the amortized cost method to value its portfolio securities to determine the Fund's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under that Rule, the Fund may purchase only those securities that the Manager, under Board-approved procedures, has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this Statement of Additional Information do not apply to banks in which the Fund's cash is kept.


         An "Eligible Security" is one that has been rated in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating Organizations" in this Statement of Additional Information. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security."

         Rule 2a-7 permits the Fund to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by at least two Rating Organizations. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be First Tier Securities.

         Under Rule 2a-7, the Fund may invest only up to 5% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities." In addition, the Fund may not invest more than:

o 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or

o 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer.

         Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Fund's procedures and with the Rule.

         If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Directors shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it. If the Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

         The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch IBCA , Inc., Duff and Phelps, Inc., and Thomson BankWatch, Inc. Appendix A to this Statement of Additional Information contains descriptions of the rating categories of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

     U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

         Among the U.S. Government Securities that may be purchased by the Fund are "mortgage-backed securities" of Fannie Mae, Government National Mortgage Association ("Ginnie Mae") and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. These mortgage-backed securities include "pass-through" securities and "participation certificates." Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interests in the pool. Another type of mortgage-backed security is the "collateralized mortgage obligation." It is similar to a conventional bond and is secured by groups of individual mortgages.

         Time Deposits and Other Bank Obligations. The types of "banks" whose securities the Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Fund may also buy securities of "foreign banks" that are:

o foreign branches of U.S. banks ( which may be issuers of "Eurodollar" money market instruments),

o U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or

o foreign branches of foreign banks.

          The Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, the Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus.

         The Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

         Insured Bank Obligations. The Federal Deposit Insurance Corporation insures the deposits of banks and savings and loan associations up to $100,000 per investor. Within the limits set forth in the Prospectus, the Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of that $100,000 will not be insured.

         Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income.


         Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.


         Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

         Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An "approved vendor" may be a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities. These entities must meet the credit requirements set forth by the Fund's Board of Directors from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days.

         Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Other Investment Strategies


         Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.


         Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.


         Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

              Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 10% of the value of the Fund's total assets and are subject to other conditions described below. There are some risks in lending securities. The Fund could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities. The Fund presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets.

         The Fund may receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. Government securities or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund.

         When it lends securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Fund pays in connection with the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Directors.

         The Fund will not lend its portfolio securities to any officer, Director, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days notice or in time to vote on any important matter.

     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

         Illiquid securities the Fund can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable.

     There are restricted securities that are not illiquid that the Fund can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper. Illiquid securities include repurchase agreements maturing in more than 7 days, or certain participation interests other than those with puts exercisable within 7 days.

Investment Restrictions

         What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o more than 50% of the outstanding shares.


         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     Does  the  Fund  Have  Additional   Fundamental  Policies?   The  following
investment restrictions are fundamental policies of the Fund:

         o The Fund cannot invest more than 5% of its total assets in securities of any issuer (except the U.S. Government or its agencies or instrumentalities).

         o The Fund cannot concentrate investments in any particular industry; therefore the Fund will not purchase the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would consist of securities of companies in that industry. Except for obligations of foreign branches of domestic banks, or obligations issued or guaranteed by foreign banks, the Fund's investments in U.S. government securities and bank obligations described in the prospectus are not included in this limitation.

         o The Fund cannot make loans, except through the purchase of the types of debt securities described in the Prospectus or through repurchase agreements; the Fund may also lend securities as described under "Loans of Portfolio Securities" in this Statement of Additional Information.

         o The Fund cannot borrow money in excess of 5% of the value of its total assets. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes and no assets of the Fund may be pledged, mortgaged or assigned to secure a debt.

         o The Fund cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

         o The Fund cannot invest in commodities or commodity contracts or invest in interests in oil, gas, or other mineral exploration or mineral development programs.

         o The Fund cannot invest in real estate. However, the Fund may purchase commercial paper issued by companies which invest in real estate or interests in real estate.

         o The Fund cannot purchase securities on margin or make short sales of securities.

         o The Fund cannot invest in or hold securities of any issuer if those officers and directors of the Fund or its advisor who beneficially own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;


         o The Fund cannot underwrite securities of other companies.

         o The Fund cannot invest in securities of other investment companies.

         The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         For purposes of the Fund's policy not to concentrate its investments in securities of issuers, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.
This is not a fundamental policy.

How the Fund Is Managed

Organization and History. The Fund is a corporation organized in Maryland in 1973. The Fund is a diversified, open-end management investment company. The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Fund has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for the purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer Funds. Shares of the Fund are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Fund upon liquidation.

         o Meetings of Shareholders. As a Maryland corporation, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

         The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. If the Directors receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less, The Directors may take such other action as is permitted under the Investment Company Act.

Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. None of the Fund's Directors are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are trustees or directors of the following NewYork-based Oppenheimer funds:

Oppenheimer California Municipal Fund     Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund     Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund       Oppenheimer Multi-State Municipal
                                                       Trust
Oppenheimer Discovery Fund                Oppenheimer Multiple Strategies Fund
Oppenheimer Enterprise Fund               Oppenheimer Municipal Bond Fund
Oppenheimer Europe Fund                   Oppenheimer New York Municipal Fund
Oppenheimer Global Fund                   Oppenheimer Series Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Trinity Growth Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund and
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer International Small Company
               Fund                       Oppenheimer World Bond Fund



         Ms. Macaskill and Messrs. Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 31, 1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.



Leon Levy, Chairman of the Board of Directors; Age: 74.
280 Park Avenue, New York, NY 10017
     General Partner of Odyssey Partners,  L.P. (investment  partnership) (since
     1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Director; Age: 66.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Benjamin Lipstein, Director; Age: 76.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
     Professor  Emeritus  of  Marketing,   Stern  Graduate  School  of  Business
     Administration, New York University.

Elizabeth B. Moynihan, Director; Age: 70.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.


Kenneth A. Randall, Director; Age: 72.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Director; Age: 69.
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Director; Age: 68.
8 Sound Shore Drive, Greenwich, Connecticut 06830
     Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.



Donald W. Spiro, Vice Chairman and Director, Age: 74.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following positions:  Chairman Emeritus (August 1991 August
1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).

Pauline Trigere, Director; Age: 87.
498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Clayton K. Yeutter, Director; Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Bridget A. Macaskill, President, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; A Trustee or Director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Carol E. Wolf, Vice President and Portfolio Manager, Age: 47.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and Centennial Asset Management Corporation (since June 1990); an officer of other Oppenheimer funds.

Arthur Zimmer, Vice President and Portfolio Manager, Age: 53.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President of the Manager (since June 1997); Vice President of Centennial Asset Management Corporation (since September 1991); an officer of other Oppenheimer funds; formerly Vice President of the Manager (October 1990 - June 1997).

Andrew J. Donohue, Secretary; Age: 49.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 41
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.



Scott T. Farrar, Assistant Treasurer; Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer; Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary; Age: 51.
Two World Trade Center, New York, New York 10048-0203
     Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
     1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.



         Remuneration of Directors. The officers of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. Mr. Spiro was affiliated with the Manager prior to September 1, 1999. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 1999. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1998.



                                                                                         Total
                                                               Retirement                Compensation
                                                               Benefits                  from all
                                   Aggregate                   Accrued                   New York-Based
    Director's                     Compensation                as Fund                   Oppenheimer Funds1
    Name and Position              from Fund                   Expenses                  (26 Funds)
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Leon Levy                      $16,056                     $ 2,361                   $162,600
    Chairman
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Robert G. Galli                $5,172                      None                      $113,3832
    Study Committee Member
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Benjamin Lipstein              $14,692                     $ 2,854                   $140,550
    Study Committee
    Chairman Audit Committee
    Member
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Elizabeth B. Moynihan          $8,338                      None                      $99,000
    Study Committee
    Member
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Kenneth A. Randall             $9,129                      $1,481                    $90,800
    Audit Committee
    Chairman
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Edward V. Regan                $7,564                      None                      $89,800
    Proxy Committee Chairman,
    Audit Committee Member

    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Russell S. Reynolds, Jr.       $6,095                      $   435                   $67,200
    Proxy Committee
    Member
    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Pauline Trigere                $6,003                      $   950                   $60,000

    ------------------------------ --------------------------- ------------------------- -----------------------
    ------------------------------ --------------------------- ------------------------- -----------------------
    Clayton K. Yeutter             $5,6603                     None                      $67,200
    Proxy Committee
    Member
    ------------------------------ --------------------------- ------------------------- -----------------------



(1)  For the 1998 calendar year.
(2) Includes compensation received for serving as Trustee or Director of 11 other Oppenheimer funds.
(3)  Includes   $1,034  deferred  under  Deferred Compensation Plan described below.



         Deferred Compensation Plan for Directors. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under this plan will be determined based upon the performance of the selected funds.

         Deferral of Directors' fees under this plan will not materially affect the Fund's assets, liabilities or net income per share. This plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under this plan without shareholder approval for the limited purpose of determining the value of the Directors' deferred fee accounts.

         Retirement Plan for Directors. The Fund has adopted a retirement plan that provides for payment to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as trustee or director for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service. Therefore, the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

         Major Shareholders. As of October 31, 1999, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares was the Manager (OppenheimerFunds, Inc.) which owned 91,508,481.69 shares (which was 5.34% of the outstanding shares of the Fund on that date), for its own account.



The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The portfolio managers of the Fund are principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Fund's portfolio managers with research and support in managing the Fund's investments.


         The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus.

         Under the investment advisory agreement, the Manager guarantees that the total expenses of the Fund in any calendar year, exclusive of taxes, interest and brokerage fees, shall not exceed the lesser of (a) 1% of the average annual net assets of the Fund, or (b) 25% of the total annual investment income of the Fund. The Manager undertakes to pay or refund to the Fund any amount by which such expenses shall exceed those limits. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liability under this expense limitation.




 Fiscal Year ending             Management Fee Paid to OppenheimerFunds, Inc.
      7/31

      1997                                         $4,413,500

      1998                                         $4,829,036

      1999                                         $5,854,320


         The investment advisory agreement states that in the absence of willful misfeasance the Manager is not liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based on its own investigation and research or upon investigation and research by any other individual, firm or corporation. That recommendation must have been made, and such other individual, firm or corporation must have been selected, with due care and in good faith. However, the Manager is not excused from liability for its willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties, under the investment advisory agreement.

         The investment advisory agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.


         The Distributor. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc., a subsidiary of the Manager, acts as the Fund's principal underwriter and Distributor in the continuous public offering of the Fund's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.


Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Directors. Most purchases made by the Fund are principal transactions at net prices, so the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

         The Fund seeks to obtain prompt execution of orders at the most favorable net price. If dealers are used for portfolio transactions, transactions may be directed to dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

         Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Fund and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Fund's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.

         The Fund's policy of investing in short-term debt securities with maturity of less than one year results in high portfolio turnover and may increase the Fund's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the fund shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).


         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparisons with other investments:

     o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

     o An investment in the Fund is not insured by the FDIC or any other government agency.

     o The Fund's yield is not fixed or guaranteed and will fluctuate.

     o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         o Yields. The Fund's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

     The compounded  effective yield for a seven-day period is calculated by

     (1) adding 1 to the base period return (obtained as described  above),

     (2)  raising  the  sum to a  power  equal  to 365  divided  by 7,  and

     (3) subtracting 1 from the result.

         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

         Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                                        1/n
                              (        )
                              (   ERV  )
                              ( ------ )  - 1 = Average Annual Total Return
                              (    P   )

         o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV - P
                              ----------- = Total Return
                                  P



  Yield          Compounded Effective  Average Annual Total Returns (at 7/31/99)
 (7 days ended        Yield
  7/31/99)        (7 days ended
                     7/31/99)
                                        1-Year      5 Years         10 Years

   4.39%              4.48%              4.61%       4.92%            4.98%


Other Performance Comparisons. Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.
         From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of investor/shareholder services by third parties may compare the services of the Oppenheimer funds to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.


A B O U T   Y O U R   A C C O U N T


How to Buy Shares

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you select on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmission.


         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

     The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Bond Fund Oppenheimer California Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Income Fund Oppenheimer Capital Preservation Fund Oppenheimer Champion Income Fund Oppenheimer Convertible
Securities Fund Oppenheimer Developing Markets Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Disciplined Value Fund Oppenheimer Discovery Fund Oppenheimer Enterprise Fund Oppenheimer Europe Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund Oppenheimer Insured Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Large Cap Growth Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street
California Municipal Fund Oppenheimer Main Street Income & Growth Fund Oppenheimer Main Street Small Cap Fund Oppenheimer MidCap Fund Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New Jersey Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Real Asset Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Trinity Core Fund Oppenheimer Trinity Growth Fund Oppenheimer Trinity Value Fund Oppenheimer U.S. Government Trust Oppenheimer World Bond Fund Limited Term New York Municipal Fund Rochester Fund Municipals and the following money market funds:

Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.

Determination of Net Asset Value Per Share. The net asset value per share of the Fund is determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets by the total number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         The Fund's Board of Directors has adopted the amortized cost method to value the Fund's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Fund would receive if it sold the security.

         The Fund's Board of Directors has established procedures reasonably designed to stabilize the Fund's net asset value at $1.00 per share. Those procedures include a review of the Fund's portfolio holdings by the Board of Directors, at intervals it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

         The Board of Directors will examine the extent of any deviation between the Fund's net asset value based upon available market quotations and amortized cost. If the Fund's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Directors to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Directors will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

         During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Fund but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Fund would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

         In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:

     (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

     (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

     (3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

     (4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

     (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

     (6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.


Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Director, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must

     (1) state the reason for the distribution;

     (2) state the owner's awareness of tax penalties if the distribution is premature; and

     (3) conform to the requirements of the plan and the Fund's other redemption requirements.

          Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally the Exchange closes at 4:00 P.M. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owner(s) on the redemption document must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.


         Payments are normally made by check, but shareholders having AccountLink privileges may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice.

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.


         Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the Account Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of this Fund are deemed to be "Class A Shares" for this purpose. You can obtain a current list of funds showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

     o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

     o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

     o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.

     o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.

o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.


         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of this Fund purchased with the redemption roceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the Fund shares are purchased. If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.


         o How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when shares of this Fund acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

         o Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         o Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in, the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         o Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).


         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For Federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends and Taxes." Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. It if does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. The Fund's dividends will not be eligible for the dividends-received deduction for corporations.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of the Fund as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on a "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

-------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Money Market Fund, Inc. as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
KPMG LLP

Denver, Colorado
August 20, 1999




--------------------------------------------------------------------------------
Statement of Investments  July 31, 1999
--------------------------------------------------------------------------------


                                                          Face            Value
                                                          Amount          See Note 1
======================================================================================
Direct Bank Obligations--1.0%
--------------------------------------------------------------------------------------
Credit Suisse First Boston, 4.83%, 8/23/99-10/12/99(1)    $15,000,000     $ 14,888,642
======================================================================================
Letters of Credit--6.7%
--------------------------------------------------------------------------------------
Bank One, Indiana, guaranteeing commercial paper of
Primex Funding Corp., 5.27%, 8/2/99(2)(3)                   4,250,000        4,250,000
--------------------------------------------------------------------------------------
Barclays Bank plc, guaranteeing commercial paper of Nacional Financiera SNC:
4.84%, 8/16/99                                              5,000,000        4,989,916
4.97%, 11/18/99                                            15,000,000       14,774,279
--------------------------------------------------------------------------------------
Barclays Bank plc, guaranteeing commercial paper of
United Mexican States, 4.97%, 11/17/99                     38,000,000       37,430,180
--------------------------------------------------------------------------------------
Credit Suisse First Boston, guaranteeing commercial
paper of Credit Suisse First Boston International
(Guernsey) Ltd.:
4.75%, 8/5/99                                               5,000,000        4,997,361
4.87%, 9/16/99                                             12,000,000       11,925,327
5.43%, 1/26/00                                             10,000,000        9,731,517
--------------------------------------------------------------------------------------
Credit Suisse First Boston, guaranteeing commercial
paper of Daewoo International (America) Corp.,
4.98%, 9/23/99                                             13,000,000       12,904,688
                                                                          ------------
Total Letters of Credit                                                    101,003,268

======================================================================================
Short-Term Notes--91.9%
--------------------------------------------------------------------------------------
Asset-Backed--19.5%
Asset Backed Capital Finance, Inc.:
4.82%, 10/8/99(1)                                          10,000,000        9,908,956
4.88%, 8/25/99(1)                                          11,500,000       11,462,587
--------------------------------------------------------------------------------------
Asset Securitization Cooperative, 5.25%, 8/27/99(1)        25,000,000       24,905,208
--------------------------------------------------------------------------------------
Atlantis One Funding Corp.
4.83%, 9/24/99(1)                                          20,000,000       19,855,100
4.93%, 11/18/99(1)                                         15,000,000       14,776,096
--------------------------------------------------------------------------------------
Beta Finance, Inc.:
4.84%, 8/17/99(1)                                          10,000,000        9,978,489
4.87%, 8/24/99(1)                                           5,000,000        4,984,443
--------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc.:
Series A, 4.84%, 10/4/99                                   10,000,000        9,913,956
Series A, 4.87%, 9/15/99                                   10,300,000       10,237,299
--------------------------------------------------------------------------------------
Corporate Asset Funding Co., Inc., 5.11%, 9/20/99(1)        5,000,000        4,964,514
--------------------------------------------------------------------------------------
Eureka Securitization, Inc.:
5.15%, 9/20/99(1)                                          10,000,000        9,928,472
5.16%, 10/18/99(1)                                         15,000,000       14,832,300
--------------------------------------------------------------------------------------
Falcon Asset Securitization Corp., 5.13%, 8/19/99(1)       33,500,000       33,414,072


               8    Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                          Face            Value
                                                          Amount          See Note 1
--------------------------------------------------------------------------------------
Asset-Backed (continued)
Moat Funding LLC:
5%, 8/30/99(1)                                            $12,500,000     $ 12,449,653
5.18%, 8/23/99(1)                                          15,000,000       14,952,517
5.22%, 10/1/99(1)                                          15,000,000       14,867,325
--------------------------------------------------------------------------------------
Park Avenue Receivables Corp., 5.33%, 9/9/99(1)            10,000,000        9,942,258
--------------------------------------------------------------------------------------
Preferred Receivables Funding Corp.:
4.82%, 10/20/99(1)                                         10,000,000        9,892,889
5.15%, 10/28/99(1)                                         10,000,000        9,874,111
5.17%, 10/5/99(1)                                          10,910,000       10,808,158
--------------------------------------------------------------------------------------
Sigma Finance, Inc.:
4.77%, 8/2/99(1)                                           18,500,000       18,497,549
4.86%, 9/27/99(1)                                          10,000,000        9,923,050
                                                                          ------------
                                                                           290,369,002

--------------------------------------------------------------------------------------
Bank Holding Companies--1.9%
BankAmerica Corp., 4.83%, 11/19/99                         18,000,000       17,734,350
--------------------------------------------------------------------------------------
Fleet Financial Group, Inc.:
7.25%, 9/1/99                                               6,000,000        6,009,999
7.625%, 12/1/99                                             5,000,000        5,042,053
                                                                          ------------
                                                                            28,786,402

--------------------------------------------------------------------------------------
Beverages--3.1%
Coca-Cola Enterprises, Inc.:
4.85%, 8/25/99(1)                                          10,000,000        9,967,667
5.17%, 10/21/99(1)                                         17,000,000       16,802,247
5.47%, 1/28/00(1)                                          20,000,000       19,453,000
                                                                          ------------
                                                                            46,222,914

--------------------------------------------------------------------------------------
Broker/Dealers--13.2%
Bear Stearns Cos., Inc.:
4.85%, 11/22/99                                            10,000,000        9,847,764
5.154%, 8/3/99(3)                                          12,500,000       12,500,000
5.185%, 8/12/99(3)                                         15,000,000       15,000,000
5.378%, 8/18/99(3)                                          5,000,000        5,000,000
5.45%, 2/7/00                                              20,000,000       19,424,722
--------------------------------------------------------------------------------------
Goldman Sachs Group LP, 5.20%, 11/24/99                    15,000,000       14,750,833
--------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 5.125%, 9/13/99(3)       50,000,000       50,000,000
--------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 5.244%, 8/15/99(3)              7,000,000        7,000,000
--------------------------------------------------------------------------------------
NationsBanc Montgomery Securities LLC, 5.325%, 8/2/99(3)   50,000,000       50,000,000
--------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.50%, 2/8/00         15,000,000       14,562,292
                                                                          ------------
                                                                           198,085,611


               9    Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                          Face            Value
                                                          Amount          See Note 1
--------------------------------------------------------------------------------------
Chemicals--3.3%
Henkel Corp.:
4.83%, 11/10/99(1)                                        $13,000,000     $ 12,823,839
4.88%, 8/27/99(1)                                           5,000,000        4,982,378
--------------------------------------------------------------------------------------
Monsanto Co.:
4.75%, 8/3/99(1)                                           15,000,000       14,996,042
4.83%, 8/19/99                                             16,000,000       15,961,360
                                                                          ------------
                                                                            48,763,619

--------------------------------------------------------------------------------------
Computer Software--1.7%
First Data Corp., 4.75%, 8/3/99                            25,000,000       24,993,403
--------------------------------------------------------------------------------------
Commercial Finance--12.2%
Countrywide Home Loans:
5.042%, 8/30/99(3)                                         13,800,000       13,800,000
5.13%, 8/19/99                                             25,500,000       25,434,592
5.56%, 10/14/99(3)                                         10,000,000       10,000,000
--------------------------------------------------------------------------------------
FINOVA Capital Corp.:
4.875%, 10/22/99                                            8,000,000        7,911,076
4.91%, 11/10/99                                            15,000,000       14,793,371
4.98%, 9/9/99                                               6,000,000        5,967,630
5%, 9/15/99                                                 7,500,000        7,453,125
6.06%, 10/8/99                                              6,500,000        6,509,210
--------------------------------------------------------------------------------------
Heller Financial, Inc.:
4.89%, 9/23/99                                             20,000,000       19,856,017
5.149%, 9/9/99(3)                                           8,500,000        8,500,000
5.271%, 9/1/99(3)                                          10,000,000       10,006,850
--------------------------------------------------------------------------------------
Homeside Lending, Inc., 5.12%, 8/27/99                     11,777,000       11,733,451
--------------------------------------------------------------------------------------
Safeco Credit Co.:
5.16%, 9/17/99                                             15,000,000       14,898,754
5.20%, 10/5/99                                             11,000,000       10,896,722
5.22%, 10/27/99                                            15,000,000       14,810,775
                                                                          ------------
                                                                           182,571,573

--------------------------------------------------------------------------------------
Diversified Financial--5.0%
Associates Corp. of North America, 7.90%, 10/26/99          7,500,000        7,549,484
--------------------------------------------------------------------------------------
General Electric Capital Corp.:
4.83%, 10/22/99                                            10,000,000        9,889,983
5.13%, 8/2/99                                              48,100,000       48,093,146
--------------------------------------------------------------------------------------
Prudential Funding Corp., 4.82%, 11/4/99                   10,000,000        9,872,806
                                                                          ------------
                                                                            75,405,419

               10   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Face            Value
                                                          Amount          See Note 1
--------------------------------------------------------------------------------------
Diversified Media--2.4%
Omnicom Finance, Inc.:
5.10%, 8/27/99(1)                                         $ 5,000,000     $  4,981,583
5.14%, 8/17/99(1)                                           4,200,000        4,190,405
5.16%, 9/24/99(1)                                           5,000,000        4,961,300
5.17%, 9/9/99(1)                                            7,000,000        6,960,794
5.22%, 10/15/99(1)                                         15,000,000       14,836,875
                                                                          ------------
                                                                            35,930,957

--------------------------------------------------------------------------------------
Industrial Services--1.3%
Atlas Copco AB:
4.80%, 8/12/99(1)                                          10,000,000        9,985,333
4.89%, 11/9/99(1)                                          10,000,000        9,864,167
                                                                          ------------
                                                                            19,849,500

--------------------------------------------------------------------------------------
Insurance--15.2%
Aegon Funding Corp., 5.19%, 11/22/99                       15,000,000       14,755,637
--------------------------------------------------------------------------------------
AIG Life Insurance Co., 5.22%, 8/2/99(2)(3)                20,000,000       20,000,000
--------------------------------------------------------------------------------------
First All America Financial, 5.23%, 8/2/99(3)              20,000,000       20,000,000
--------------------------------------------------------------------------------------
General American Life Insurance Co., 5.24%, 8/2/99(2)(3)   45,000,000       45,000,000
--------------------------------------------------------------------------------------
Jackson National Life Insurance Co., 5.23%, 8/2/99(3)      35,000,000       35,000,000
--------------------------------------------------------------------------------------
Principal Mutual Life Insurance Co., 5.25%, 8/2/99(2)(3)    5,000,000        5,000,000
--------------------------------------------------------------------------------------
Protective Life Insurance Co., 5.27%, 8/2/99(3)            35,000,000       35,000,000
--------------------------------------------------------------------------------------
Safeco Corp., 5.22%, 10/18/99                               7,500,000        7,415,175
--------------------------------------------------------------------------------------
Security Benefit Life Insurance Co., 5.27%, 8/2/99         35,000,000       35,000,000
--------------------------------------------------------------------------------------
Travelers Insurance Co., 5.23%, 8/2/99(2)(3)               10,000,000       10,000,000
                                                                          ------------
                                                                           227,170,812

--------------------------------------------------------------------------------------
Leasing & Factoring--2.3%
American Honda Finance Corp., 5.09%, 8/24/99               35,000,000       34,885,288
--------------------------------------------------------------------------------------
Manufacturing--2.9%
Eaton Corp.:
4.83%, 11/4/99                                             20,000,000       19,744,556
4.99%, 9/17/99                                             23,000,000       22,850,161
                                                                          ------------
                                                                            42,594,717

--------------------------------------------------------------------------------------
Oil: Domestic--0.7%
Fina Oil & Chemical Co., 5.12%, 9/22/99                    10,000,000        9,926,044



               11   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                          Face            Value
                                                          Amount          See Note 1
--------------------------------------------------------------------------------------
Special Purpose Financial--5.0%
Intrepid Funding Corp.:
4.85%, 8/5/99(1)                                          $12,000,000   $   11,993,533
4.87%, 10/14/99(1)                                         15,000,000       14,849,842
--------------------------------------------------------------------------------------
KZH-KMS Corp., 5.20%, 10/7/99(1)                           10,000,000        9,903,222
--------------------------------------------------------------------------------------
SMM Trust, Series 1999-B, 5.204%, 9/15/99(2)(3)            30,000,000       30,000,000
--------------------------------------------------------------------------------------
Ullswater Corp., 5.15%, 9/1/99(1)                           8,787,000        8,748,032
                                                                        --------------
                                                                            75,494,629

--------------------------------------------------------------------------------------
Telecommunications-Technology--2.2%
GTE Corp., 5.135%, 9/13/99(3)                              33,000,000       32,981,659
                                                                        --------------
Total Short-Term Notes                                                   1,374,031,549

--------------------------------------------------------------------------------------
Total Investments, at Value                                      99.6%   1,489,923,459
--------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                   0.4        6,522,067
                                                          -----------   --------------
Net Assets                                                      100.0%  $1,496,445,526
                                                          ===========   ==============


Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $465,406,648 or 31.10% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors. 2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $114,250,000, or 7.63% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities. 3. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on July 31, 1999. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

See accompanying Notes to Financial Statements.


               12   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities   July 31, 1999
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement                 $1,489,923,459
--------------------------------------------------------------------------------
Cash                                                                   2,861,177
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                          23,507,030
Interest                                                               2,889,221
Other                                                                    104,347
                                                                  --------------
Total assets                                                       1,519,285,234

================================================================================
Liabilities Payables and other liabilities:
Shares of capital stock redeemed                                      19,714,989
Dividends                                                              2,233,128
Transfer and shareholder servicing agent fees                            388,033
Directors' compensation--Note 1                                          202,577
Shareholder reports                                                      192,206
Other                                                                    108,775
                                                                  --------------
Total liabilities                                                     22,839,708

================================================================================
Net Assets                                                        $1,496,445,526
                                                                  ==============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                              $  149,655,296
--------------------------------------------------------------------------------
Additional paid-in capital                                         1,346,747,887
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                  42,343
                                                                  --------------
Net assets--applicable to 1,496,552,960 shares of capital
stock outstanding                                                 $1,496,445,526
                                                                  ==============

================================================================================
Net Asset Value, Redemption Price and Offering Price Per Share             $1.00

See accompanying Notes to Financial Statements.


               13   Oppenheimer Money Market Fund, Inc,

-------------------------------------------------------------------------------
Statement of Operations   For the Year Ended July 31, 1999
-------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                            $72,492,595

===============================================================================
Expenses
Management fees--Note 3                                               5,854,320
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 3                 3,718,021
-------------------------------------------------------------------------------
Shareholder reports                                                     685,401
-------------------------------------------------------------------------------
Registration and filing fees                                            109,650
-------------------------------------------------------------------------------
Directors' compensation--Note 1                                          78,709
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              61,976
-------------------------------------------------------------------------------
Custodian fees and expenses                                              44,962
-------------------------------------------------------------------------------
Insurance expenses                                                       16,862
-------------------------------------------------------------------------------
Other                                                                    99,970
                                                                    -----------
Total expenses                                                       10,669,871
Less expenses paid indirectly--Note 1                                   (27,285)
                                                                    -----------
Net expenses                                                         10,642,586

===============================================================================
Net Investment Income                                                61,850,009

===============================================================================
Net Realized Gain on Investments                                         39,387

===============================================================================
Net Increase in Net Assets Resulting from Operations                $61,889,396
                                                                    ===========

See accompanying Notes to Financial Statements.




               14   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                               Year Ended July 31,
                                    1999 1998
======================================================================================
Operations
Net investment income                               $   61,850,009      $   54,434,223
--------------------------------------------------------------------------------------
Net realized gain                                           39,387               2,601
                                                    --------------      --------------
Net increase in net assets resulting from operations    61,889,396          54,436,824

======================================================================================
Dividends and/or Distributions to Shareholders         (61,850,009)        (54,434,223)

======================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2                     301,662,160         180,801,221

======================================================================================
Net Assets
Total increase                                         301,701,547         180,803,822
--------------------------------------------------------------------------------------
Beginning of period                                  1,194,743,979       1,013,940,157
                                                    --------------      --------------
End of period                                       $1,496,445,526      $1,194,743,979
                                                    ==============      ==============


See accompanying Notes to Financial Statements.




               15   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended
                                         Year Ended July 31,                     December 31,
                                         1999      1998     1997      1996(1)    1995     1994
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period      $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
-------------------------------------------------------------------- --------------------------
Income from investment operations:
Net investment income and
net realized gain                           .05       .05      .05       .03       .05      .04
Dividends and distributions
to shareholders                            (.05)     (.05)    (.05)     (.03)     (.05)    (.04)
-----------------------------------------------------------------------------------------------
Net asset value, end of period            $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
                                         ======    ======   ======    ======     =====    =====

===============================================================================================
Total Return(2)                            4.61%     5.03%    4.83%     2.80%     5.40%    3.76%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)  $1,496    $1,195   $1,014    $1,102     $ 818    $ 929
-----------------------------------------------------------------------------------------------
Average net assets (in millions)         $1,371    $1,114   $1,011    $  901     $ 855    $ 804
-----------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                      4.51%     4.89%    4.73%     4.68%     5.19%    3.79%
Expenses                                   0.78%     0.87%(4) 0.87%(4)  0.84%(4)  0.90%(4) 0.82%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

See accompanying Notes to Financial Statements.



               16   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer  Money  Market  Fund,  Inc.  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund invests in short-term, high-quality "money market" securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended July 31, 1999, a provision of $8,081 was made for the Fund's projected benefit obligations and payments of $9,700 were made to retired directors, resulting in an accumulated liability of $196,797 as of July 31, 1999.
               The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Directors in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


               17   Oppenheimer Money Market Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Capital Stock
The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                          Year Ended July 31, 1999           Year Ended July 31, 1998
                          ------------------------------     --------------------------------
                          Shares         Amount              Shares           Amount
---------------------------------------------------------------------------------------------
Sold                      3,609,705,072  $ 3,609,705,072     3,091,391,757    $ 3,091,391,757
Dividends and/or
distributions reinvested     58,739,770       58,739,770        51,650,982         51,650,982
Redeemed                 (3,366,782,682)  (3,366,782,682)   (2,962,241,518)    (2,962,241,518)
                         --------------  ---------------    --------------    ---------------
Net increase                301,662,160  $   301,662,160       180,801,221    $   180,801,221
                         ==============  ===============    ==============    ===============

================================================================================
3. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, and 0.375% of average annual net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund's management fee for the year ended July 31, 1999 was 0.43% of the Fund's average annual net assets.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


               18   Oppenheiner Money Market Fund, Inc

                                                    Appendix A


                                         Description of Securities Ratings


Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investor Services, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

     Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed;
     (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

     MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:


     A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch IBCA, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

     F-1+:   Exceptionally  strong  credit  quality;  the  strongest  degree  of assurance for timely payment.

     F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

     F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

     Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

     TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

     TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings.

These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

     Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

     Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

     AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch IBCA, Inc.:

     AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

         A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

         A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                                        B-1
                                                    Appendix B



                                              Industry Classifications


Aerospace/Defense                         Food and Drug Retailers
Air Transportation                        Gas Utilities
Asset-Backed                              Health Care/Drugs
Auto Parts and Equipment                  Health Care/Supplies & Services
Automotive                                Homebuilders/Real Estate
Bank Holding Companies                    Hotel/Gaming
Banks                                     Industrial Services
Beverages                                 Information Technology
Broadcasting                              Insurance
Broker-Dealers                            Leasing & Factoring
Building Materials                        Leisure
Cable Television                          Manufacturing
Chemicals                                 Metals/Mining
Commercial Finance                        Nondurable Household Goods
Communication Equipment                   Office Equipment
Computer Hardware                         Oil - Domestic
Computer Software                         Oil - International
Conglomerates                             Paper
Consumer Finance                          Photography
Consumer Services                         Publishing
Containers                                Railroads & Truckers
Convenience Stores                        Restaurants
Department Stores                         Savings & Loans
Diversified Financial                     Shipping
Diversified Media                         Special Purpose Financial
Drug Wholesalers                          Specialty Printing
Durable Household Goods                   Specialty Retailing
Education                                 Steel
Electric Utilities                        Telecommunications - Long Distance
Electrical Equipment                      Telephone - Utility
Electronics                               Textile, Apparel & Home Furnishings
Energy Services                           Tobacco
Entertainment/Film                        Trucks and Parts
Environmental                             Wireless Services
Food

Oppenheimer Money Market Fund, Inc.


Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048
Web Site: http://www.oppenheimerfunds.com

Custodian bank
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG LLP
707 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Mayer Brown & Platt
1675 Broadway
New York, New York 10019-5820
       67890

PX0200.001.1199